SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 18, 2000

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                (Date of Report, date of earliest event reported)

                           TITANIUM METALS CORPORATION

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             (Exact name of Registrant as specified in its charter)

    Delaware                    0-28538                      13-5630895

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  (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)

     1999 Broadway, Suite 4300, Denver, CO                 80202
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    (Address of principal executive offices)            (Zip Code)

                                 (303) 296-5600

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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             (Former name or address, if changed since last report)


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Item 5:  Other Events

         On January 18, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the sale of Registrant's castings interest.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Item No.  Exhibit List

            ----      ---------------------------------------------------------

            99.1      Press release dated January 18, 2000 issued by Registrant




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TITANIUM METALS CORPORATION

                                                     (Registrant)

                           By: /s/ Robert E. Musgraves

                               Robert E. Musgraves
                               Vice President, General Counsel
                                  and Secretary

Date: January 18, 2000